UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2019

GANNETT CO., INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36874	47-2390983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, McLean, Virginia		22107-0910
(Address of principal executive offices)		(Zip Code)

(703) 854-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GCI	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

As previously disclosed, on August 5, 2019, Gannett Co., Inc. (“Gannett”) entered into an Agreement and Plan of Merger with New Media Investment Group Inc. (“New Media”), Arctic Holdings LLC, a wholly owned subsidiary of New Media (“Intermediate Holdco”), and Arctic Acquisition Corp., a wholly owned subsidiary of Intermediate Holdco (“Merger Sub”), pursuant to which Merger Sub will merge with and into Gannett with Gannett surviving the merger as a wholly owned subsidiary of Intermediate Holdco and an indirect wholly owned subsidiary of New Media (the “Merger”).

As a result of the occurrence of the Merger, the Gannett Stock Fund and the Gannett ESOP Company Match Fund (the “Old Gannett Stock Funds”) in the Gannett Co., Inc. 401(k) Savings Plan (the “Savings Plan”), which hold shares of Gannett common stock, will be closed and replaced with a new Stock Fund and a new ESOP Company Match Fund, in each case, denominated in New Media common stock (the “New Stock Funds”). As a result of the closing of the Old Gannett Stock Funds and the creation of the New Stock Funds, participants in the Savings Plan and their beneficiaries will be temporarily unable to exercise certain rights otherwise available under the Savings Plan (the “blackout”).

On October 25, 2019, Gannett received a notice from the administrator of the Savings Plan regarding the blackout. On October 31, 2019, Gannett provided a blackout notice to its directors and its officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”), informing them that a blackout will be imposed. The blackout is expected to begin at 1:00 p.m. Eastern Daylight Time on the day that is immediately prior to the closing date of the Merger and to end within ten (10) business days after the commencement of the blackout. Subject to the receipt of the requisite approvals from Gannett and New Media stockholders and the satisfaction of other customary closing conditions, Gannett expects that the Merger will close shortly following the upcoming Gannett and New Media special stockholder meetings, which are currently scheduled for November 14, 2019.

Any inquiries during the blackout may be directed to: Elizabeth A. Allen, Vice President, General Counsel and Secretary, 7950 Jones Branch Drive, McLean, Virginia 22107, 703-854-6000.

Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the Blackout Notice.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Blackout Notice, dated October 31, 2019, provided to directors and Section 16 officers of Gannett

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including, among other things, statements regarding the expected timetable for completing the proposed transaction between Gannett and New Media. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “target(s),” “project(s),” “believe(s),” “will,” “aim(s),” “would,” “seek(s),” “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on Gannett’s current expectations and beliefs, and Gannett cannot give any assurance that its expectations or beliefs will be attained. These forward-looking statements and are not a guarantee of future performance are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results or events to differ, possibly materially, from the expectations or estimates reflected in such forward-looking statements, including, among others:

•	the parties’ ability to consummate the proposed transaction and to meet expectations regarding the timing and completion of the proposed transaction;

•	the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of Gannett’s stockholders and New Media’s stockholders with respect to the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

•	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction, including synergies and operating efficiencies, within the expected time-frames, or at all;

•	the risk that the committed financing necessary for the consummation of the proposed transaction is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all;

•	the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected;

•	the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction;

•	general economic and market conditions;

•	the retention of certain key employees; and

•	the combined company’s ability to grow its digital marketing and business services initiatives, and grow its digital audience and advertiser base.

Additional risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks identified by Gannett in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, as well as the risks identified in the registration statement on Form S-4 (File No. 333-233509) filed by New Media. All forward-looking statements speak only as of the date on which they are made. Except to the extent required by law, Gannett expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: October 31, 2019	By:	/s/ Barbara W. Wall
Barbara W. Wall
Senior Vice President and Chief Legal Officer